UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2006

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                   000-23090                  52-1660951
(State or Other Jurisdiction     (Commission File              (IRS Employer
      of Incorporation)               Number)               Identification No.)



344 North Charles Street, Suite 300, Baltimore, Maryland         21201
        (Address of Principal Executive Offices)              (ZIP Code)


       Registrant's telephone number, including area code (410) 536-4600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The following information is furnished pursuant to Items 7.01 and 2.02 "Disclosure of Results of Operations and Financial Condition:" On January 31, 2006, the Registrant issued a press release relating to its earnings for the quarter and year ended December 31, 2005. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit  Description

99.1     Press Release issued January 31, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CARROLLTON BANCORP


                                By:  /s/ Robert A. Altieri
                                --------------------------------------------
                                Name: Robert A. Altieri
Date: January 31, 2006          Title: Chief Executive Officer and President


                                By:  /s/ James M. Uveges
                                --------------------------------------------
                                Name: James M. Uveges
Date January 31, 2006           Title: Senior Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit   Description
-------   ------------------
99.1      Press Release issued January 31, 2006.